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                                                                    EXHIBIT 10.2

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                                         As of November 12, 2001

         THIS FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT dated as of October 1, 2001 (the "Amendment") is entered into as of November 12, 2001 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management LLC as agent for the Lenders (the "Agent"). All capitalized terms used in this Amendment shall have the meanings given to them in the Loan and Security Agreement (as defined below) unless specifically defined herein.

         WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of October 1, 2001 (the "Loan and Security Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of the Borrower and to secure the obligations outstanding under the Loan Agreement and the documents and instruments executed in connection therewith (collectively, the "Loan Documents");

         WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan Agreement dated as of April 30, 2001 (the "Subordinated Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower;

         WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Subordinated Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Loan and Security Agreement;

         WHEREAS, Borrower intends to enter into supply agreements (the "Supply Agreements") with certain of suppliers of inventory and their affiliates (the "Suppliers");

         WHEREAS, in consideration for the Supply Agreements, Borrower intends to grant the Suppliers a security interest in substantially all of the assets of Borrower;

         WHEREAS, the Suppliers and Lenders intend to enter into an Intercreditor and Subordination Agreement dated as of November 12, 2001, which will govern the priorities of Lenders and the Suppliers;

         WHEREAS, Section 16.1 permits any term of the Loan and Security Agreement or of any other Loan Document to be amended upon the written consent of the Borrower and the Required Lenders, except as otherwise expressly set forth in the Loan Agreement which exception or exceptions do not exist as it relates to this Amendment;


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         WHEREAS, Borrower, Lenders and Agent wish to amend the Loan and
Security Agreement to authorize Borrower to enter into Supply Agreements and Security Agreements with the Suppliers, substantially in the form of the agreements attached hereto as Exhibits A and B, respectively, and any other documents related thereto;

         NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Loan and Security Agreement as follows:

         1. AMENDMENTS

         1.1 Schedule P-1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as set forth on Schedule P-1, attached hereto as Exhibit C, to include the Liens granted to the Suppliers.

         1.2. The definition of "Tangible Net Worth" set forth in Section 1.1 of the Senior Loan Agreement is hereby amended to delete the punctuation from the end of the last clause of that definition and add the following:

                  "; plus (iv) the amount of any and all Indebtedness outstanding under the Subordinated Credit Facility"

         1.3 The first clause of Section 7.8 of the Loan and Security Agreement is hereby deleted and replaced with the following:

                  "Except in connection with a refinancing permitted by Section 7.1(d) or as may be consented to by Agent:"

         1.4 Section 7.16 of the Loan and Security Agreement is hereby amended to delete the punctuation from the end of the last clause of that section and add the following:

                  ", except to the extent that the Agent consents to such liens or claims"

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Loan and Security Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         3. DEFAULTS. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof.

         4. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

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         5. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

         6. OBLIGATIONS IN FULL FORCE AND EFFECT. Except as herein amended and modified, the Loan and Security Agreement and the Subordination Agreement shall remain in full force and effect.

         7. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.


                                 SAMUELS JEWELERS, INC.


                                 By:  /s/ Randy McCullough
                                     -------------------------------------------
                                 Name:   Randy McCullough
                                 Title:  President & CEO



                                 DDJ CAPITAL MANAGEMENT, LLC


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member



                                 B III CAPITAL PARTNERS:

                                 By:  DDJ Capital III, LLC, its General Partner
                                 By:  DDJ Capital Management, LLC, Manager


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member




                                 B III-A CAPITAL PARTNERS, L.P.
                                 By:  GP III-A, LLC, its General Partner
                                 By:  DDJ Capital Management, LLC, Manager


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member


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